UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 6, 2024	000-51254
Date of Report (Date of earliest event reported)	Commission File Number

PARKS! AMERICA, INC.

(Exact name of registrant as specified in its charter)

Nevada	91-0626756
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1300 Oak Grove Road

Pine Mountain, GA 31822

(Address of Principal Executive Offices) (Zip Code)

(706) 663-8744

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PRKA	OTCPink

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 6, 2024, Parks! America, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The purpose of the Annual Meeting was for the Company’s stockholders to elect seven (7) nominees to serve on the Company’s Board of Directors (the “Board”), as well as to consider and vote on four (4) additional proposals. The nominees for director included six (6) nominees proposed by the Company and four (4) nominees proposed by Focused Compounding Fund, LP (“Focused Compounding”). The Annual Meeting also included three (3) proposals from the Company, as well as one (1) proposal submitted by Focused Compounding, for stockholder consideration and voting.

At the close of business on May 13, 2024, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 75,726,851 shares of Common Stock issued and outstanding, each share being entitled to one vote. At the Annual Meeting, the holders of 68,014,921 shares of the Company’s Common Stock, or approximately 89.8% of the outstanding Common Stock, were represented in person or by proxy, and, therefore, a quorum was present.

At the Annual Meeting, the Company’s stockholders voted on the following matters:

1.	Proposal 1: Elect seven (7) nominees to serve on the Board, each for a term of one (1) year or until his or her respective successor is duly elected and qualified;

The results of the vote were as follows:

Nominees for Director	For	Against	Abstain
Lisa Brady	59,901,069	8,020,645	91,574
Charles Kohnen	31,510,743	36,294,038	97,674
Jeffery Lococo	31,247,878	36,681,938	83,472
Rick Ruffolo	31,133,486	36,590,079	95,557
Jon M. Steele	60,621,503	7,102,062	95,557
Todd R. White	60,638,001	7,083,947	97,174
Geoffrey Gannon	41,785,180	25,930,128	297,529
Andrew Kuhn	37,062,567	30,885,375	65,279
Jacob McDonough	36,728,882	31,219,060	65,279
Ralph Molina	36,725,445	31,220,197	67,579

Accordingly, Lisa Brady, Jon M. Steele, Todd R. White, Geoffrey Gannon, Andrew Kuhn, Jacob McDonough, and Ralph Molina are duly elected.

2.	Proposal 2: Ratify GBQ LLC as the Company’s independent registered accountants for the fiscal year ending September 29, 2024;

The results of the vote were as follows:

Votes For	Votes Against	Abstain
66,382,920	930,047	701,954

3.	Proposal 3: Approve, by a non-binding vote, executive compensation;

The results of the vote were as follows:

Votes For	Votes Against	Abstain
31,473,150	35,704,556	837,215

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4.	Proposal 4: Approve, by a non-binding vote, the frequency of the Say-On-Pay vote;

The results of the vote were as follows:

One Year	Two Years	Three Years	Abstain
36,017,787	570,249	30,653,298	773,587

5.	Proposal 5: Repeal any provision of the Bylaws, as adopted on January 30, 2004 and as of June 12, 2012 (the “Bylaws”), including any amendments thereto, in effect at the time of this Proposal becomes effective, which was not included in the Bylaws that were in effect as of June 12, 2012 and were filed with the U.S. Securities and Exchange Commission on July 16, 2012 to restore the Bylaws to their current form if the Board attempts to amend them in any manner prior to the completion of Focused Compounding’s proxy solicitation;

The results of the vote were as follows:

Votes For	Votes Against	Abstain
36,358,508	31,143,707	512,706

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

Not applicable

(b) Pro forma financial information:

Not applicable

(c) Shell company transactions:

Not applicable

(d) Exhibits:

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2024

PARKS! AMERICA, INC.

By:	/s/ Todd R. White
Name:	Todd R. White
Title:	Chief Financial Officer

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